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                                                                EXHIBIT 10.10(a)

                                   SUPPLEMENT
                                       TO
                            STERLING CHEMICALS, INC.
                          SAVINGS AND INVESTMENT PLAN
                                      FOR
               HOURLY PAID EMPLOYEES OF STERLING CHEMICALS, INC.
                                       AT

                     Texas City Plant, Texas City, Texas  -
                     Texas City, Texas Metal Trades Council

                         Restated as of January 1, 1994


Purpose:

This Supplement to the Plan modifies the provisions of the Plan as applied to covered employees. Unless otherwise expressly qualified by the context of this Supplement, terms used in this Supplement shall have the same meanings given to those terms in the Plan.

Effective Date:

The Effective Date of this Supplement for the hourly-paid employees of the Employers listed above is April 1, 1991.

Eligibility:

The Plan shall continue to apply, in accordance with its terms, to the hourly-paid employees of the Corporation employed at the above locations on and after the Effective Date and through the term specified in the Savings and Investment Plan Agreement with the above Union dated January 1, 1991. As used in this Supplement, the term "covered employee" means an hourly-paid employee of the Corporation who is employed at such locations on or after the Effective Date.

After-tax Savings

Participants may elect under Sections 6.1 and 6.2 of the Plan to direct up to 11 1/2 percent of their Eligible Earnings as After-tax Matched Savings and After-tax Supplemental Savings. The first 7 1/2 percent of their savings based upon their Eligible Matched Earnings shall be considered After-tax Matched Savings. The remainder of their savings shall be considered After-tax Supplemental Savings.
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Pre-tax Contributions

Participants may elect under Sections 5.2 and 5.3 of the Plan to direct up to 11 1/2 percent of their Eligible Earnings as Pre-tax Matched Contributions and Pre-tax Supplemental Contributions. The first 7 1/2 percent of their contributions based upon their Eligible Matched Earnings shall be considered Pre-tax Matched Contributions, provided, however, that if the sum of Pre-tax Matched Contributions plus After-tax Matched Savings exceeds 7 1/2 percent of Eligible Matched Earnings, Pre-tax Matched Contributions shall be reduced until such sum equals 7 1/2 percent of Eligible Matched Earnings. All remaining contributions shall be considered Pre- tax Supplemental Contributions.

Eligible Earnings

Subject to the limitations of Section 5.5 of the Plan, a covered employee's Eligible Earnings for any period means cash compensation for services rendered to the Employers, including amounts that would have been paid to the employee absent the execution of an Earnings Reduction Agreement, but only to the extent that such earnings do not exceed his straight time pay plus overtime plus shift differential, exclusive of all other forms of premium pay. For Plan Years beginning on or after January 1, 1994, Eligible Earnings in excess of the "OBRA '93 Annual Compensation Limit" (as defined in Section 5.5 of the Plan) shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 401(a)(17)(B).

Eligible Matched Earnings:

Subject to the limitations of Section 5.5 of the Plan, a covered employee's Eligible Matched Earnings for any period means cash compensation for services rendered to the Employers, including amounts that would have been paid to the employee absent the execution of an Earnings Reduction Agreement, but only to the extent that such earnings do not exceed his straight time pay, exclusive of all forms of premium pay.

Employer Matching Contributions:

With respect to covered employees who participate in the Plan, the Employer's Matching Contribution shall be made in the form of an ESOP contribution as set forth in Section 4.2 and shall be in an amount equal to 60 percent of the aggregate After-tax Matched Savings and Pre-tax Matched Contributions of such covered employees minus ESOP forfeitures.





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                                   SUPPLEMENT
                                       TO
                            STERLING CHEMICALS, INC.
                          SAVINGS AND INVESTMENT PLAN
                                      FOR
                 SALARIED EMPLOYEES OF STERLING CHEMICALS, INC.
                                      AND
                           PARTICIPATING SUBSIDIARIES

                         Restated as of January 1, 1994


Purpose:

This Supplement to the Plan modifies the provisions of the Plan as applied to covered employees. Unless otherwise expressly qualified by the context of this Supplement, terms used in this Supplement shall have the same meanings given to those terms in the Plan.

Effective Date:

The Effective Date of this Supplement for the salaried employees of the Employers listed above is April 1, 1991.

Eligibility:

The Plan shall continue to apply, in accordance with its terms, to the salaried employees of the Employer listed above on and after the Effective Date. As used in this Supplement, the term "covered employee" means a salaried employee who is employed by the listed Employer on or after the Effective Date.

After-tax Savings

Participants may elect under Sections 6.1 and 6.2 of the Plan to direct up to 11 1/2 percent of their Eligible Earnings as After-tax Matched Savings and After-tax Supplemental Savings. The first 7 1/2 percent of their savings based upon their Eligible Matched Earnings shall be considered After-tax Matched Savings. The remainder of their savings shall be considered After-tax Supplemental Savings.

Pre-tax Contributions

Participants may elect under Sections 5.2 and 5.3 of the Plan to direct up to 11 1/2 percent of their Eligible Earnings as Pre-tax Matched Contributions and Pre-tax Supplemental Contributions.
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The first 7 1/2 percent of their contributions based upon their Eligible
Matched Earnings shall be considered Pre-tax Matched Contributions, provided, however, that if the sum of Pre-tax Matched Contributions plus After-tax Matched Savings exceeds 7 1/2 percent of Eligible Matched Earnings, Pre-tax Matched Contributions shall be reduced until such sum equals 7 1/2 percent of Eligible Matched Earnings. All remaining contributions shall be considered Pre-tax Supplemental Contributions.

Eligible Earnings

Subject to the limitations of Section 5.5 of the Plan, a covered employee's Eligible Earnings for any period means cash compensation for services rendered to the Employers, including amounts that would have been paid to the employee absent the execution of an Earnings Reduction Agreement. For Plan Years beginning on or after January 1, 1994, Eligible Earnings in excess of the "OBRA '93 Annual Compensation Limit" (as defined in Section 5.5 of the Plan) shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 401(a)(17)(B).

Eligible Matched Earnings:

Subject to the limitations of Section 5.5 of the Plan, a covered employee's Eligible Matched Earnings for any period means cash compensation for services rendered to the Employers, including amounts that would have been paid to the employee absent the execution of an Earnings Reduction Agreement.

Employer Matching Contributions:

With respect to covered employees who participate in the Plan, the Employer's Matching Contribution shall be made in the form of an ESOP contribution as set forth in Section 4.2 and shall be in an amount equal to 60 percent of the aggregate After-tax Matched Savings and Pre-tax Matched Contributions of such covered employees minus ESOP forfeitures.






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